Exhibit 99.1

ACRES Commercial Realty Corp. Announces Agreement to Internalize Management and Acquire ACRES Capital Corp.

~Enhanced Earnings Profile –Significant Third-Party Revenue Streams~

~Alignment of Interest and Consideration in Form of ACR Shares at Fully Diluted Book Value~

~Continuity of Management Team~

UNIONDALE, N.Y., Apr. 30, 2026 - ACRES Commercial Realty Corp. (NYSE: ACR) (“ACR” or the “Company”) and ACRES Capital Corp. (“ACC”) announced today that they have entered into a definitive merger agreement (the “Merger Agreement”), pursuant to which ACR will acquire ACC in an all-stock transaction (the “Merger”). In connection with the Merger, ACR will acquire ACRES Capital, LLC, its external manager (the “Manager”) and an indirect wholly-owned subsidiary of ACC, and transition from an externally-managed REIT to an internally-managed REIT (the “Internalization”).

The Merger Agreement and the terms of the Internalization were negotiated and unanimously approved and recommended by a Special Committee of the Board of Directors of ACR, composed of independent directors (the “ACR Special Committee”), and approved by ACR’s Board of Directors. The Merger and Internalization are subject to certain closing conditions, including the approval of ACR’s stockholders of the issuance of ACR’s common stock as merger consideration, and is expected to close during the third quarter of 2026. As a result of the Merger and Internalization, ACR expects to directly employ its existing management team and all other employees of the Manager.

Upon closing of the Merger and Internalization, the Company will issue approximately 7.5 million shares of ACR’s common stock to ACC stockholders as merger consideration, priced at ACR’s fully diluted book value per share as of December 31, 2025, and will terminate the existing Management Agreement. Following closing, the net increase in ACR shares outstanding is expected to be approximately 6.3 million shares after giving effect to the elimination of ACR shares held by ACC in consolidation.

The Company has posted a presentation providing additional information regarding the Merger and Internalization under the Investor Relations section of its website at https://www.acresreit.com/investor-overview.

Anticipated Key Benefits of the Merger and Internalization

The Merger and Internalization are expected to create operational and financial benefits for ACR post-closing, including:

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Expanding ACR’s assets under management from $2.2 billion to an anticipated $4.7 billion through the acquisition of ACC’s asset management business;
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Internalizing management to align stakeholder interests and eliminate dependence on an external manager;
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Aligning management’s interests with stockholders with the ACR management team and employees expected to own over 45% of ACR common equity at closing;
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Consideration paid entirely in ACR common stock issued at fully diluted book value;
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Adding a recurring, third-party fee-related income stream tied to an evergreen fund, which can reduce sensitivity to capital markets volatility;
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Diversifying earnings, supporting greater earnings available for distribution (“EAD”) stability and enhancing long-term earnings growth potential; and
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Expected to be accretive to EAD and support a sustainable common dividend profile

Continued Strong Leadership

The Company will continue to be managed by its existing senior leadership team, with Andrew Fentress serving as Chairman of the Board and as a Managing Director and Mark Fogel serving as President. In addition, the Company intends to retain employees of the Manager who currently serve in key roles at ACR, including, but not limited to, those who support ACR’s asset management, legal, accounting, tax and treasury operations.

Advisors

The ACR Special Committee was advised by BTIG, LLC as its exclusive financial advisor, Hunton Andrews Kurth LLP as its legal counsel and Meridian Compensation Partners, LLC as its compensation consultant.

About ACRES Commercial Realty Corp. and Acres Capital, LLC

ACRES Commercial Realty Corp. is a real estate investment trust that is primarily focused on originating, holding and managing commercial real estate mortgage loans and may hold equity investments in commercial real estate properties through direct ownership and joint ventures. The Company is currently externally managed by ACRES Capital, LLC, a subsidiary of ACRES Capital Corp., a private commercial real estate lender exclusively dedicated to nationwide middle market CRE lending with a focus on multifamily, student housing, hospitality, industrial and office property in top U.S. markets. For more information, please visit the Company’s website at www.acresreit.com or contact investor relations at IR@acresreit.com.

About ACRES Capital Corp.

ACRES Capital Corp. is a private commercial real estate lender and U.S. Securities and Exchange Commission-registered investment adviser that originates, structures, and manages real estate debt investments. Headquartered in New York with offices throughout the US, ACC focuses on Class A multifamily, student housing, hospitality, office, and industrial lending across major U.S. markets.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “trend,” “will,” “continue,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “look forward” or other similar words or terms. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. Factors that can affect future results are discussed in the documents filed by the Company from time to time with U.S. Securities and Exchange Commission (the “SEC”). These risks and uncertainties include, but are not limited to, risks and uncertainties relating to satisfaction of the Merger closing conditions in a timely manner, if at all, the Company’s ability to successfully close the Internalization, to manage the transition to self-management and the ability to achieve expected cost savings or other benefits of the Internalization and the timing thereof; unanticipated expenditures relating to or liabilities arising from the internalization; litigation or regulatory issues relating to the Internalization; the impact of the Internalization on the Company’s common stock dividend, and the impact of the Internalization on relationships with, and potential difficulties retaining, the Company’s executive officers, employees and directors on a go-forward basis. The foregoing list of factors is not exhaustive. Accordingly, you should not place undue reliance on any forward-looking statements contained herein. For a discussion of some of the risks and important factors that could affect such forward-looking statements, please refer to the Company’s most recent annual and quarterly reports and other filings filed with the SEC, which are available on the Company’s website (www.acresreit.com). The Company undertakes no obligation to update or revise any forward-looking statement to reflect new or changing information or events after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Participants in the Proxy Solicitation

This press release relates to the proposed Internalization. In connection with the proposed internalization transaction, the Company will file relevant materials with the SEC, including a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or for any other document that the Company may file with the SEC and send to its stockholders in connection with the proposed Internalization. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed by the Company with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by the Company with the SEC will be available free of charge on the Company’s website at www.acresreit.com, or by contacting the Company’s investor relations at IR@acresreit.com

The Company and its directors and certain of its executive officers may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in its proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 11, 2025 and other filings filed with the SEC. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the Proxy Statement and other relevant materials to be filed with the SEC when they become available.